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                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. CAPITAL APPRECIATION FUND

                        Supplement dated February 3, 1998
                       to the Prospectus dated May 1, 1997


         Charles D. Scavone has been added as a portfolio manager responsible for the day-to-day management of the AIM V.I. Capital Appreciation Fund (the "Fund"). Mr. Scavone is Vice President of A I M Capital Management, Inc. and has been responsible for the Fund since January 1998. Mr. Scavone has been associated with AIM and/or its subsidiaries since 1996 and has been an investment professional since 1991. Prior to joining AIM, Mr. Scavone was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. from 1994 to 1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager.